EXHIBIT 99.04


                           INSTRUCTIONS AS TO USE OF
                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.
                           SUBSCRIPTION CERTIFICATES

                             ____________________


                   CONSULT THE INFORMATION AGENT, YOUR BANK
                         OR BROKER AS TO ANY QUESTIONS


               The following instructions relate to a rights offering (the "Rights Offering") by Commonwealth Telephone Enterprises, Inc., a Pennsylvania corporation (the "Company"), to the holders of record of its Common Stock, par value $1.00 per share (the "Common Stock"), and to holders of record of its Class B Common Stock, par value $1.00 per share (the "Class B Stock", and collectively with the Common Stock, the "Company Stock"), as described in the Company's Base Prospectus dated September 23, 1998, as supplemented by the Company's Prospectus Supplement dated September 25, 1998 (the Base Prospectus as supplemented, the "Prospectus"). Holders of record of Company Stock at the close of business on September 25, 1998 (the "Record Date") are receiving one transferable subscription right (collectively, the "Rights") for every five shares of Company Stock held by them on the Record Date. An aggregate of approximately 3,678,612 Rights exercisable to purchase an aggregate of approximately 3,678,612 shares of Common Stock (the "Underlying Shares") are being distributed in connection with the Rights Offering. Each Right is exercisable, upon payment of $21.25 in cash (the "Subscription Price"), to purchase one share of Common Stock (the "Basic Subscription Privilege"). In addition, subject to the allocation described below, each Right also carries the right to subscribe at the Subscription Price for additional shares of Common Stock available as a result of unexercised Rights, if any (the "Oversubscription Privilege"). Any Rights holder subscribing for an aggregate of more than 5,000 Underlying Shares pursuant to the Oversubscription Privilege prior to 5:00 p.m., New York City time on October 23, 1998, unless extended
(as it may be extended, the "Expiration Date", provided that the Expiration Date shall in no event be later than December 1, 1998) shall not be required to deliver payment for such number of Underlying Shares in excess of 5,000 until the Expiration Date. The Company, in its sole discretion, may determine to permit a holder to establish an escrow arrangement for the payment for such excess number of Underlying Shares after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Right Offering have been effected. Underlying Shares will be available for purchase pursuant to the Oversubscription Privilege only to the extent that all the Underlying Shares are not subscribed for through the exercise of the Basic Subscription Privilege by the Expiration Date. If the Underlying Shares so available (the "Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Oversubscription Privilege, the available Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among the holders of Rights who exercise the Oversubscription Privilege in proportion to the number of shares requested pursuant to the Oversubscription Privilege. The maximum number of Underlying Shares for which any beneficial owner may exercise the Oversubscription Privilege is 1,894,934. See "The Rights Offering-Subscription Privileges - Oversubscription Privilege" in the Prospectus.

               No fractional Rights or cash in lieu thereof will be issued or paid. The number of Rights distributed by the Company has been rounded up to the nearest whole number in order to avoid issuing fractional Rights.

               The Rights will expire at 5:00 p.m., New York City time, on the Expiration Date. The Rights are expected to be quoted on The NASDAQ National Market ("NASDAQ").

               The number of Rights to which you are entitled is printed on the face of your subscription certificate. You should indicate your wishes with regard to the exercise or transfer of your Rights by completing the appropriate form or forms on your subscription certificate and returning the certificate to the Subscription Agent in the envelope provided.

               YOUR SUBSCRIPTION CERTIFICATES MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION CERTIFICATES MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED THE BASIC SUBSCRIPTION PRIVILEGE AND/OR THE OVERSUBSCRIPTION PRIVILEGE, SUCH EXERCISE MAY NOT BE REVOKED EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES AS DESCRIBED IN THE PROSPECTUS.

               1. Subscription Privilege.

               To exercise Rights, complete Form 1 and send your properly completed and executed subscription certificate, together with payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege, to the Subscription Agent. Any Rights holder subscribing for an aggregate of more than 5,000 Underlying Shares pursuant to the Oversubscription Privilege prior to the Expiration Date shall not be required to deliver payment for such number of Underlying Shares in excess of 5,000 until the Expiration Date. The Company, in its sole discretion, may determine to permit a holder to establish an escrow arrangement for the payment for such excess number of Underlying Shares after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected. All payments must be made in U.S. dollars (a) by check or bank draft drawn upon a U.S. bank or postal or express money order payable to First Union National Bank, as Subscription Agent, or (b) if by wire transfer please contact First Union National Bank. Payments will be deemed to have been received by the Subscription Agent only upon (i) the clearance of any uncertified check, (ii) the receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or any postal express money order or (iii) the receipt of good funds in the Subscription Agent's account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take at least five business days to clear. Accordingly, holders of Rights who wish to pay the Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier's check, money order or wire transfer of funds. You may also transfer your subscription certificate to your bank or broker in accordance with the procedures specified in Section
3(a) below, make arrangements for the delivery of funds on your behalf and request such bank or broker to exercise the subscription certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form available from the Subscription Agent (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States or from a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 promulgated under the Securities Exchange
Act of 1934 (each of the foregoing being an "Eligible Institution"), to be received by the Subscription Agent at or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your subscription certificate, the number of Rights being exercised pursuant to the Basic Subscription Privilege and the number of Underlying Shares, if any, being subscribed for pursuant to the Oversubscription Privilege, and will guarantee the delivery to the Subscription Agent of your properly completed and executed subscription certificate within three NASDAQ trading days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, your subscription certificate must be received by the Subscription Agent within three NASDAQ trading days of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated below.

               Banks, brokers and other nominee holders of Rights who exercise the Basic Subscription Privilege and the Oversubscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and the Company (by delivery to the Subscription Agent of a Nominee Holder Certification substantially in the form available from the Subscription Agent), the aggregate number of Rights that have been exercised, and the number of Underlying Shares that are being subscribed for pursuant to the Oversubscription Privilege by each beneficial owner of Rights (including such nominee itself) on whose behalf such nominee holder is acting. In the event a Nominee Holder Certification is not delivered in respect of a Subscription Certificate, the Subscription Agent shall for all purposes (including for purposes of any allocation in connection with the Oversubscription Privilege and for purposes of calculating any applicable soliciting dealer fee) be entitled to assume that such certificate is exercised on behalf of a single beneficial owner. If more Excess Shares are subscribed for pursuant to the Oversubscription Privilege than are available for sale, Excess Shares will be allocated, as described above, among beneficial owners exercising the Oversubscription Privilege in proportion to the number of shares requested pursuant to the Oversubscription Privilege by such beneficial owner.

               The address and telecopier numbers of the Subscription Agent are as follows:

                If by Mail or by Hand:
                First Union National Bank
                Corporate Trust Client Operations
                1525 West W.T. Harris Boulevard -3C3
                Charlotte, NC  28233-1153

                If by Overnight Courier:
                First Union National Bank
                Corporate Trust Operations
                1525 West W.T. Harris Boulevard - 3C3
                Charlotte, NC 28262-1153

                Telecopier: (704) 590-7628

               If you exercise less than all of the Rights evidenced by your subscription certificate by so indicating in Form 1 of your subscription certificate, the Subscription Agent either (i) will issue to you a new subscription certificate evidencing the unexercised Rights or (ii) if you so indicate in Form 2 of your subscription certificate, will transfer the unexercised Rights in accordance with your instructions. However, if you choose to have a new subscription certificate sent to you or to a transferee, you or such transferee may not receive any such new subscription certificate in sufficient time to permit sale or exercise of the Rights evidenced thereby. If you have not indicated the number of Rights being exercised, or if the amount you have forwarded is not sufficient (subject to the second sentence of Section 1 above) to purchase the number of shares subscribed for, you will be deemed to have exercised the Basic Subscription Privilege with respect to the maximum number of whole Rights which may be exercised for the Subscription Price payment delivered by you, and to the extent that the Subscription Price payment delivered by you exceeds the product of the Subscription Price multiplied by the number of Rights evidenced by the subscription certificates delivered by you (such excess being the "Subscription Excess"), you will be deemed to have exercised your Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price.

               2. Delivery of Stock Certificates, Etc.

               The following deliveries and payments will be made to the address shown on the face of your subscription certificate unless you provide instructions to the contrary in Form 3.

               (a) Basic Subscription Privilege. As soon as practicable after the valid exercise of Rights, the Subscription Agent will mail to each exercising Rights holder certificates representing shares of Common Stock purchased pursuant to the Basic Subscription Privilege.

               (b) Oversubscription Privilege. As soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will mail to each Rights holder who validly exercises the Oversubscription Privilege the number of shares allocated to such Rights holder pursuant to the Oversubscription Privilege. See "The Rights Offering-Subscription Privileges-Oversubscription Privilege" in the Prospectus.

               (c) Cash Payments. As soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will mail to each Rights holder who exercises the Oversubscription Privilege any excess funds received in payment of the Exercise Price for Excess Shares that are subscribed for by such Rights holder but not allocated to such Rights holder pursuant to the Oversubscription Privilege.

               3. To Transfer Rights.

               (a) To transfer all of your Rights to a transferee other than a bank or broker, you must complete Form 2 in its entirety, execute the subscription certificate and have your signature guaranteed by an Eligible Institution. A subscription certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new subscription certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred subscription certificate, the new holder should deliver the subscription certificate, together with payment of the applicable Subscription Price (with respect to the exercise of both the Basic Subscription Privilege and the Oversubscription Privilege) and complete separate instructions signed by the new holder, to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue subscription certificates, if you wish to transfer less than all of the Rights evidenced by your subscription certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your subscription certificate into subscription certificates of appropriate smaller denominations by following the instructions in Section 4 below. The subscription certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this Section 3(b).

               (b) Transfer Taxes. You will be responsible for any transfer taxes payable in connection with any transfer or assignment of your Rights or any special payment or delivery in accordance with the instructions on Form 3. The Subscription Agent will not be obligated to effect any transfer or assignment or to follow any special payment or delivery instructions unless and until it is satisfied that all applicable transfer taxes have been paid.

               4. To Have a Subscription Certificate Divided into Smaller
                  Denominations.

               To have a subscription certificate divided into smaller denominations, send your subscription certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new subscription certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new subscription certificates are to be issued in a name other than that in which the old subscription certificate was issued. Subscription certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new subscription certificates in time to enable the Rights holder to complete a sale or exercise by the Expiration
Date. Neither the Company nor the Subscription Agent will be liable to either a transferor or transferee for any such delays.

               5. Execution.

               (a) Execution by Registered Holder. The signature on the subscription certificate must correspond with the name of the registered holder exactly as it appears on the face of the subscription certificate without any alteration or change whatsoever. Persons who sign the subscription certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

               (b) Execution by Person Other than Registered Holder. If the subscription certificate is executed by a person other than the holder named on the face of the subscription certificate, proper evidence of authority of the person executing the subscription certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

               (c) Signature Guarantees. Your signature must be guaranteed by an Eligible Institution if you wish to transfer your Rights, as specified in
Section 3(b) above, to a transferee other than a bank or broker, if you wish a new subscription certificate or certificates to be issued in a name other than that in which the old subscription certificate was issued, as specified in
Section 3 above, or if you specify special payment or delivery instructions pursuant to Form 3.

               6. Method of Delivery.

               The method of delivery of subscription certificates and payment of the Exercise Price to the Subscription Agent will be at the election and risk of the Rights holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of any checks sent in payment of the Exercise Price prior to 5:00 p.m., New York City time, on the Expiration Date.

      7. Special Provisions Relating to the Delivery of Rights
         Through Depository Facility Participants.

               In the case of holders of Rights that are held of record through The Depository Trust Company, Midwest Securities Trust Company and Philadelphia Depository Trust Company or any other depository (each a "Depository"), exercises of the Basic Subscription Privilege (but not the Oversubscription Privilege) may be effected by instructing the Depository to transfer Rights (such Rights "Depository Rights") from the Depository's account of such holder to the Depository account of the Subscription Agent, together with payment of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege. The Oversubscription Privilege in respect of Depository Rights may not be exercised through the Depository. The holder of a Depository Right may exercise the Oversubscription Privilege in respect of such Depository Right by properly executing and delivering to the Subscription Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Oversubscription Exercise Form, in the form available from the Subscription Agent, or a Notice of Guaranteed Delivery, together with payment of the appropriate Subscription Price for the number of Underlying Shares for which the Oversubscription Privilege is to be exercised. Any Rights holder subscribing for an aggregate of more than 5,000 Underlying Shares pursuant to the Oversubscription
Privilege prior to the Expiration Date shall not be required to deliver payment for such number of Underlying Shares in excess of 5,000 until the Expiration Date. The Company, in its sole discretion, may determine to permit a holder to establish an escrow arrangement for the payment for such excess number of Underlying Shares after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected.

               If a Notice of Guaranteed Delivery relates to Rights with respect to which exercise of the Basic Subscription Privilege will be made through a Depository and such Notice of Guaranteed Delivery also relates to the exercise of the Oversubscription Privilege, a Nominee Holder Oversubscription Exercise Form must also be received by the Subscription Agent in respect of such exercise of the Oversubscription Privilege within three NASDAQ trading days of the Notice of Guaranteed Delivery.

               8. Substitute Form W-9.

               Each Rights holder who elects either to exercise Rights should provide the Subscription Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, substantially in the form provided with these instructions. A copy of Substitute Form W-9 may be obtained upon request from the Subscription Agent at the address indicated above. Failure to provide the information on the form may subject such holder to a $50.00 penalty and to 31% backup withholding with respect to dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those holders exercising Rights).